UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04450
                                                     ---------

                         FRANKLIN TEMPLETON GLOBAL TRUST
                        ---------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/09
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

APRIL 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton Global Trust

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                                    (GRAPHIC)

                                                                    FIXED INCOME

                               FRANKLIN TEMPLETON
                               HARD CURRENCY FUND

                   (FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)

                      FRANKLIN - TEMPLETON - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                              (GRAPHIC)

Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER...................................   1
SEMIANNUAL REPORT
Franklin Templeton Hard Currency Fund................   3
Performance Summary..................................   8
Your Fund's Expenses.................................  10
Financial Highlights and Statement of Investments....  12
Financial Statements.................................  15
Notes to Financial Statements........................  18
Shareholder Information..............................  28

Shareholder Letter

Dear Shareholder:

During the six months ended April 30, 2009, global economies experienced a significant slowdown that began in 2008 with the U.S. subprime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to significant market volatility. The U.S. dollar lost value compared with the currencies of the U.S.'s major trading partners. This difficult environment is bound to provoke great concern; however, we believe it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, including the global stock markets' severe declines of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about possible future market stabilization and recovery.

In the enclosed semiannual report for Franklin Templeton Hard Currency Fund, the portfolio manager discusses market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer --
Investment Management
Franklin Templeton Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     2 | Not part of the semiannual report

Semiannual Report

Franklin Templeton Hard Currency Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Hard Currency Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality short-term money market instruments and forward currency contracts denominated in foreign hard currencies. The Fund focuses on countries and markets that historically have experienced low inflation rates and that, in the investment manager's view, follow economic policies conducive to continual low inflation rates and currency appreciation versus the U.S. dollar over the long term.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Templeton Hard Currency Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin Templeton Hard Currency Fund - Class A had a -0.46% cumulative total return for the six months under review. The Fund underperformed its benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which had a +4.88% total return for the same period.(1) The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The Fund performed better than the U.S. dollar, which fell 1.45% relative to major U.S. trading partners during the period.(2) The dollar appreciated 0.04% versus the Japanese yen but declined 4.31% versus the euro.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

(1.) Source: J.P. Morgan. The JPM 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Federal Reserve H10 Report.

(3.) Source: Exshare (via Compustat via Factset).

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 14.


                              Semiannual Report | 3

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods, services, income and transfers are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

ECONOMIC AND MARKET OVERVIEW

The six months under review was characterized by an intensified credit crunch following Lehman Brothers' collapse and as the economic impact of credit market paralysis spread throughout the world. Although during the period many investible securities reached multi-year lows and economic indicators deteriorated, some signs near period-end suggested the worst may be over.

In the U.S., economic conditions remained difficult. Gross domestic product
(GDP) contracted at annualized rates of 6.3% in fourth quarter 2008 and an estimated 5.7% in first quarter 2009. Unemployment rose to 8.9% in April 2009 from 6.6% in October 2008. Additionally, little evidence indicated housing sector stabilization, and industrial production declined. With weak economic activity and low energy prices, the inflation rate in April was an annualized -0.7%. Although global demand for U.S. products fell, the weak domestic demand environment and low oil prices allowed the trade deficit to narrow significantly. The U.S. policy response to the ongoing crisis continued as the government increased its stakes in major financial institutions, boosted fiscal spending and implemented asset purchase programs. The government increased the Troubled Asset Relief Program (TARP), implemented the Term Asset-Backed Securities Loan Facility (TALF), expanded existing asset purchases, made new purchases of government bonds, introduced the Public-Private Investment Program
(PPIP), and changed mark-to-market accounting rules.

The eurozone continued monetary easing as fourth quarter 2008 and first quarter 2009 GDP contracted 1.4% and 4.6% compared with the same quarters a year earlier (year-over-year).(4) The labor market also weakened rapidly with the unemployment rate rising from 7.8% in October 2008 to 9.2% in April 2009.(4) However, eurozone budget deficits were expected to widen to only 6% of GDP, less than the double-digit rates expected for the U.S.(5) Largely reflecting an energy price decline, inflation in the eurozone dropped to just 0.6% in April, well below the European Central Bank's (ECB's) 2% definition of price stability.(4) However, core inflation, which excludes volatile food and energy costs, remained relatively stable at 1.7% in April.(4) Eurozone governments proposed various fiscal stimulus packages across the region, complemented by existing automatic stabilizers present in European social benefit programs. However, European policy authorities remained hesitant to implement aggressive fiscal spending given the European Monetary Union's institutional constraints and concerns about the euro's integrity and any effects on medium-term inflation. ECB policy makers echoed these concerns and were reluctant to increase the money supply, as the U.S.

(4.) Source: Eurostat.

(5.) European Commission.


                             4 | Semiannual Report

Federal Reserve Board (Fed) and the U.K.'s Bank of England did, given a lack of consensus on deflationary risks. Additionally, the eurozone faced increased worries about certain smaller countries' ability to finance budget deficits and meet debt obligations. Given the risk an intra-monetary union default would pose to all members, the larger countries expressed assurances that alternatives would be found to avoid such a situation.

By the end of first quarter 2009, Asia began to show signs the economic slowdown could be bottoming and headed toward a recovery. Fiscal stimuli in the larger developing countries, especially China, helped other Asian economies pull through. Recent increases in Chinese purchasing manager indexes, South Korean industrial production figures and Asian exports were consistent with an early-stage recovery pattern. Additionally, Asian current accounts mostly improved, especially among oil importers such as South Korea and Thailand.

INVESTMENT STRATEGY

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation against the U.S. dollar over the long term.

MANAGER'S DISCUSSION

The U.S. dollar fell 1.45% relative to its major trading partners for the six-month reporting period.(2) During the beginning of the period, increased risk aversion led to a flight to quality as investors favored U.S. assets. Furthermore, the deleveraging process increased demand for U.S. dollars to repay loans, especially in emerging markets. However, toward period-end, risk appetite rebounded and the U.S. dollar depreciated. We were less favorable on the euro than the dollar because we thought aggressive U.S. policy response may mean a faster U.S. economic recovery. However, we maintained positions in some economies that underperformed in the severe market dislocations that occurred during the period.

ASIA

During the period, the Fund benefited from its exposure to several Asian currencies that toward period-end corrected from large sell-offs at the beginning of the financial crisis. Based on our analysis, these sell-offs were principally driven by market momentum rather than fundamentals. For example, in the second three months of the period, the South Korean won appreciated 7.53%, the Malaysian ringgit 1.33%, and the Indonesian rupiah 7.51%, following declines of 6.43%, 1.57%, and 4.22%, respectively, in the first three months.(3)

CURRENCY BREAKDOWN

4/30/09

                    % OF TOTAL
                    NET ASSETS
                    ----------
ASIA PACIFIC           43.2%
Japanese Yen           24.5%
Indonesian Rupiah       5.4%
Malaysian Ringgit       3.8%
Chinese Yuan            3.8%
South Korean Won        2.6%
Australian Dollar       2.5%
Kazakhstani Tenge       0.6%
AMERICAS               30.6%
U.S. Dollar            28.2%
Mexican Peso            2.4%
EUROPE                 26.2%
Swedish Krona          15.5%
Swiss Franc             7.0%
Polish Zloty            1.9%
Norwegian Krone         1.7%
Euro                    0.1%


                              Semiannual Report | 5

WHAT IS A CARRY TRADE?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate . A trader using this strategy attempts to capture the difference between the rates.

The Fund's fundamentals-focused, medium-term approach allowed us to capitalize on this dynamic, especially in South Korea where we added exposure following most of the sell-off. We observed a different dynamic in the Japanese yen, which depreciated 0.04% against the U.S. dollar during the reporting period.(3) Early in the period, increased risk aversion benefited the yen as domestic investors repatriated their international investments and carry trades unwound. However, during the last half of the period, investors focused more on the country's poor economic performance and the yen depreciated. GDP contracted 4.3% year-over-year in fourth quarter 2008 due to subdued consumption and weak external demand.(6) Japan's trade balance worsened as its main export sector, machinery, was negatively impacted by the global recession. We maintained significant exposure to the yen throughout the period, seeking to benefit from deleveraging, declining interest rate differentials and a current account surplus. However, as explained above, our strategy generated mixed results.

EUROPE

European currencies experienced mixed performance against the U.S. dollar. The euro appreciated 4.50% versus the U.S. dollar during the period, trading largely in line with risk appetite.(3) The euro's strong return hurt the Fund's relative performance because we favored the currencies of countries we believed were likely to suffer less from deleveraging and had better valuations. Other than the euro, the market did not differentiate much among currencies as fears surrounding a hard landing in some eastern European countries spread throughout non-euro Europe. Thus, the Fund's performance was hurt by its exposures to the Swedish krona and the Polish zloty. The Swedish krona depreciated 3.23% during the period despite a strong rebound in the final two months while the Polish zloty depreciated 16.73% as the market priced it closer to its neighbors that ran higher fiscal and current account deficits.(3) Lastly, the Fund maintained exposure to the Swiss franc for many of the same reasons as the Japanese yen. Switzerland, a net creditor country, provided positive returns for the Fund during the period as interest rate differentials fell and loans taken in francs were repaid.

AMERICAS

Although U.S. Fed policy may have averted a deeper financial crisis, toward period-end we began to position the Fund for challenges the U.S. dollar may face from a historically large fiscal and monetary expansion. In addition to a greater supply of U.S. dollars, the U.S. will have to tackle its fiscal deficit in the future, either through higher taxes, private savings, higher productivity or inflation. We think such developments could limit prospects for currency-supportive, strong relative growth in the medium term. During the period, however, we

(6.) Source: Economic & Social Research Institute.


                             6 | Semiannual Report
maintained a substantial U.S. dollar exposure as we sought to benefit from the deleveraging process, which we believe is not over. Furthermore, our dollar exposure was high because we lacked what we viewed as attractive opportunities in other currencies due to widespread vulnerability throughout the developed world such as those found in the British pound and euro. Still, extreme financial market volatility led to dislocated valuations, which predominantly drove returns toward period-end. Seeking to benefit from this trend, we added exposure to the Mexican peso, which appreciated 3.59% in the second half of the period.(3) Although the Mexican economy is closely tied to that of the U.S. and could likely be one of the most adversely affected by the financial crisis, valuations reached levels more indicative of a sovereign default than an economic recession. The peso fell to all-time lows against the dollar, weakening beyond levels seen during the mid-1990s crisis when the government needed to be bailed out by the U.S., despite significant improvement to economic policy and fundamentals since then. The Fund sought to take advantage of the situation by building a position against market momentum that could benefit when markets normalize.

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab

Michael Hasenstab, Ph.D.
Portfolio Manager
Franklin Templeton Hard Currency Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

Please note that although the Fund's Statement of Investments on page 14 of this report indicates the Fund held 56.6% of its total investments in U.S. dollar-denominated assets as of 4/30/09, its net exposure to the U.S. dollar as of that date was only 28.2%. The difference is explained by the Fund's holdings of forward currency exchange contracts (please see Note 8 in the Notes to Financial Statements on page 24 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.


                              Semiannual Report | 7

Performance Summary as of 4/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: ICPHX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.28    $8.85      $9.13
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2436

ADVISOR CLASS (SYMBOL: ICHHX)               CHANGE   4/30/09   10/31/08
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       -$0.27    $8.88      $9.15
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2508

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH             1-YEAR    5-YEAR   10-YEAR
-------                                 -------            -------   -------   -------
Cumulative Total Return(1)               -0.46%              -8.27%   +24.90%   +50.95%
Average Annual Total Return(2)           -2.70%             -10.34%    +4.08%    +3.97%
Value of $10,000 Investment(3)          $9,730             $ 8,966   $12,213   $14,754
Avg. Ann. Total Return (3/31/09)(4)                         -12.69%    +3.13%    +3.65%
   Distribution Rate(5)                            0.97%
   30-Day Standardized Yield(6)                   -0.51%
   Total Annual Operating Expenses(7)              1.09%

ADVISOR CLASS                           6-MONTH             1-YEAR    5-YEAR   10-YEAR
-------------                           -------            -------   -------   -------
Cumulative Total Return(1)               -0.27%              -7.93%   +26.90%   +55.72%
Average Annual Total Return(2)           -0.27%              -7.93%    +4.88%    +4.53%
Value of $10,000 Investment(3)          $9,973             $ 9,207   $12,690   $15,572
Avg. Ann. Total Return (3/31/09)(4)                         -10.36%    +3.93%    +4.22%
   Distribution Rate(5)                            1.39%
   30-Day Standardized Yield(6)                   -0.23%
   Total Annual Operating Expenses(7)              0.79%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                              8 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. THE FUND'S ASSETS ARE LARGELY INVESTED IN FOREIGN CURRENCIES, AND THEREFORE INVOLVE POTENTIAL FOR SIGNIFICANT GAIN OR LOSS FROM CURRENCY EXCHANGE RATE FLUCTUATIONS. THE FUND DOES NOT SEEK TO MAINTAIN A STABLE NET ASSET VALUE AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR A U.S. DOLLAR MONEY MARKET FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 4/30/09.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

                              Semiannual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 11/1/08     VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
-------                                    -----------------   --------------   -----------------------
Actual                                           $1,000           $  995.40              $4.45
Hypothetical (5% return before expenses)         $1,000           $1,020.33              $4.51
ADVISOR CLASS
Actual                                           $1,000           $  997.30              $3.07
Hypothetical (5% return before expenses)         $1,000           $1,021.72              $3.11

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.90% and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 11

Franklin Templeton Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                  SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009    ------------------------------------------------------------
CLASS A                                              (UNAUDITED)       2008         2007         2006         2005         2004
-------                                           ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   9.13        $  10.16     $   9.39     $   9.34     $   9.85     $   9.59
                                                     --------        --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ............            --(c)         0.10         0.28         0.24         0.15         0.09
   Net realized and unrealized gains
      (losses) ................................         (0.04)          (0.45)        0.84         0.47        (0.12)        0.78
                                                     --------        --------     --------     --------     --------     --------
Total from investment operations ..............         (0.04)          (0.35)        1.12         0.71         0.03         0.87
                                                     --------        --------     --------     --------     --------     --------
Less distributions from:
   Net investment income and net realized
      foreign currency gains ..................         (0.24)          (0.68)       (0.35)       (0.66)       (0.46)       (0.61)
   Net realized gains .........................            --              --           --           --        (0.08)          --
                                                     --------        --------     --------     --------     --------     --------
Total distributions ...........................         (0.24)          (0.68)       (0.35)       (0.66)       (0.54)       (0.61)
                                                     --------        --------     --------     --------     --------     --------
Redemption fees(d) ............................            --              --(c)        --(c)        --(c)        --(c)        --(c)
                                                     --------        --------     --------     --------     --------     --------
Net asset value, end of period ................      $   8.85        $   9.13     $  10.16     $   9.39     $   9.34     $   9.85
                                                     ========        ========     ========     ========     ========     ========
Total return(e) ...............................         (0.46)%         (3.57)%      12.31%        8.06%        0.17%        9.44%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...................................          0.90%           1.09%        1.09%        1.13%        1.19%        1.24%
Net investment income (loss) ..................         (0.02)%          1.07%        2.97%        2.58%        1.54%        0.95%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $365,278        $479,764     $323,255     $322,449     $190,163     $211,098

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                  SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009    ----------------------------------------------------
ADVISOR CLASS                                        (UNAUDITED)       2008        2007       2006       2005       2004
-------------                                     ----------------   --------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $   9.15       $  10.18    $  9.41    $  9.36    $  9.87    $  9.61
                                                      --------       --------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ...................           0.01           0.14       0.31       0.27       0.18       0.13
   Net realized and unrealized gains
      (losses) ................................          (0.03)         (0.46)      0.84       0.47      (0.12)      0.79
                                                      --------       --------    -------    -------    -------    -------
Total from investment operations ..............          (0.02)         (0.32)      1.15       0.74       0.06       0.92
                                                      --------       --------    -------    -------    -------    -------
Less distributions from:
Net investment income and net realized
   foreign currency gains .....................          (0.25)         (0.71)     (0.38)     (0.69)     (0.49)     (0.66)
   Net realized gains .........................             --             --         --         --      (0.08)        --
                                                      --------       --------    -------    -------    -------    -------
Total distributions ...........................          (0.25)         (0.71)     (0.38)     (0.69)     (0.57)     (0.66)
                                                      --------       --------    -------    -------    -------    -------
Redemption fees(c) ............................             --             --(d)      --(d)      --(d)      --(d)      --(d)
                                                      --------       --------    -------    -------    -------    -------
Net asset value, end of period ................       $   8.88       $   9.15    $ 10.18    $  9.41    $  9.36    $  9.87
                                                      ========       ========    =======    =======    =======    =======
Total return(e) ...............................          (0.27)%        (3.28)%    12.60%      8.35%      0.50%      9.89%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...................................           0.62%          0.78%      0.84%      0.83%      0.83%      0.84%
Net investment income .........................           0.26%          1.38%      3.22%      2.88%      1.89%      1.35%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $101,495       $110,247    $89,942    $40,912    $17,532    $22,442

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Franklin Templeton Global Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

    FRANKLIN TEMPLETON HARD CURRENCY FUND                                        PRINCIPAL AMOUNT(a)      VALUE
    -------------------------------------                                        -------------------   ------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 44.3%
    Government of Austria, 1, 3.00%, 8/21/09 .................................       10,000,000 CHF    $  8,814,919
    Government of Japan,
       1.40%, 6/22/09 ........................................................    2,350,000,000 JPY      23,867,655
       258, 1.00%, 7/15/09 ...................................................    2,350,000,000 JPY      23,867,488
    Government of Norway, 5.50%, 5/15/09 .....................................       52,350,000 NOK       7,977,627
    Government of Sweden, 4.00%, 12/01/09 ....................................      225,000,000 SEK      28,532,171
    Inter-American Development Bank, 1.90%, 7/08/09 ..........................    1,973,000,000 JPY      20,051,838
    KfW Bankengruppe, 2.05%, 9/21/09 .........................................    4,570,000,000 JPY      46,590,228
    Queensland Treasury Corp., 6.00%, 7/14/09 ................................       13,500,000 AUD       9,865,160
(b) Sweden Treasury Bill, 7/15/09 ............................................      300,000,000 SEK      37,246,681
                                                                                                       ------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $206,616,540) .......                          206,813,767
                                                                                                       ------------
    U.S. GOVERNMENT AND AGENCY SECURITIES (COST $199,999,444) 42.9%
(b) FHLB, 5/01/09 ............................................................      200,000,000         199,999,444
                                                                                                       ------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS (COST $406,615,984) ..........                          406,813,211
                                                                                                       ------------

                                                                                       SHARES
                                                                                 -------------------
    MONEY MARKET FUNDS (COST $64,071,770) 13.7%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% .....       64,071,770          64,071,770
                                                                                                       ------------
    TOTAL INVESTMENTS (COST $470,687,754) 100.9% .............................                          470,884,981
    NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD EXCHANGE
       CONTRACTS (2.7)% ......................................................                          (12,583,554)
    OTHER ASSETS, LESS LIABILITIES 1.8% ......................................                            8,472,382
                                                                                                       ------------
    NET ASSETS 100.0% ........................................................                         $466,773,809
                                                                                                       ============

See Abbreviations on page 27.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The security is traded on a discount basis with no stated coupon rate.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Templeton Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009 (unaudited)

                                                                                 FRANKLIN
                                                                                 TEMPLETON
                                                                               HARD CURRENCY
                                                                                   FUND
                                                                               -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................................   $406,615,984
      Cost - Sweep Money Fund (Note 7) .....................................     64,071,770
                                                                               ------------
      Total cost of investments ............................................   $470,687,754
                                                                               ============
      Value - Unaffiliated issuers .........................................   $406,813,211
      Value - Sweep Money Fund (Note 7) ....................................     64,071,770
                                                                               ------------
      Total value of investments ...........................................    470,884,981
   Cash ....................................................................            334
   Foreign currency, at value (cost $7,416,397) ............................      6,627,129
   Receivables:
      Capital shares sold ..................................................      1,282,731
      Interest .............................................................      2,128,902
   Unrealized appreciation on forward exchange contracts (Note 8) ..........      3,988,369
   Other assets ............................................................          1,120
                                                                               ------------
         Total assets ......................................................    484,913,566
                                                                               ------------
Liabilities:
   Payables:
      Capital shares redeemed ..............................................      1,205,480
      Affiliates ...........................................................        289,125
   Unrealized depreciation on forward exchange contracts (Note 8) ..........     16,571,923
   Accrued expenses and other liabilities ..................................         73,229
                                                                               ------------
         Total liabilities .................................................     18,139,757
                                                                               ------------
            Net assets, at value ...........................................   $466,773,809
                                                                               ============
   Net assets consist of:
      Paid-in capital ......................................................   $513,936,103
      Undistributed net investment income ..................................      8,450,034
      Net unrealized appreciation (depreciation) ...........................    (13,186,699)
      Accumulated net realized gain (loss) .................................    (42,425,629)
                                                                               ------------
            Net assets, at value ...........................................   $466,773,809
                                                                               ============
CLASS A:
   Net assets, at value ....................................................   $365,278,433
                                                                               ============
   Shares outstanding ......................................................     41,257,209
                                                                               ============
   Net asset value per share(a) ............................................   $       8.85
                                                                               ============
   Maximum offering price per share (net asset value per share / 97.75%) ...   $       9.05
                                                                               ============
ADVISOR CLASS:
   Net assets, at value ....................................................   $101,495,376
                                                                               ============
   Shares outstanding ......................................................     11,430,544
                                                                               ============
   Net asset value and maximum offering price per share ....................   $       8.88
                                                                               ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Templeton Global Trust

STATEMENT OF OPERATIONS
for the six months April 30, 2009 (unaudited)

                                                                                              FRANKLIN
                                                                                             TEMPLETON
                                                                                           HARD CURRENCY
                                                                                               FUND
                                                                                           -------------
Investment income:
   Dividends from Sweep Money Fund (Note 7) ............................................   $    478,734
   Interest ............................................................................      1,852,309
                                                                                           ------------
         Total investment income .......................................................      2,331,043
                                                                                           ------------
Expenses:
   Management fees (Note 3a) ...........................................................      1,293,458
   Distribution fees: (Note 3c)
      Class A ..........................................................................        590,061
   Transfer agent fees (Note 3e) .......................................................        193,991
   Custodian fees (Note 4) .............................................................         24,885
   Reports to shareholders .............................................................         34,879
   Registration and filing fees ........................................................         45,442
   Professional fees ...................................................................         25,506
   Trustees' fees and expenses .........................................................         17,314
   Other ...............................................................................          8,215
                                                                                           ------------
         Total expenses ................................................................      2,233,751
         Expense reductions (Note 4) ...................................................         (9,808)
                                                                                           ------------
            Net expenses ...............................................................      2,223,943
                                                                                           ------------
               Net investment income ...................................................        107,100
                                                                                           ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................................    (25,422,890)
      Foreign currency transactions ....................................................    (14,679,389)
                                                                                           ------------
               Net realized gain (loss) ................................................    (40,102,279)
                                                                                           ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................................     26,668,872
      Translation of other assets and liabilities denominated in foreign currencies ....     12,187,638
                                                                                           ------------
               Net change in unrealized appreciation (depreciation) ....................     38,856,510
                                                                                           ------------
Net realized and unrealized gain (loss) ................................................     (1,245,769)
                                                                                           ------------
Net increase (decrease) in net assets resulting from operations ........................   $ (1,138,669)
                                                                                           ============

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Templeton Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                            FRANKLIN TEMPLETON
                                                            HARD CURRENCY FUND
                                                   -----------------------------------
                                                   SIX MONTHS ENDED
                                                    APRIL 30, 2009       YEAR ENDED
                                                      (UNAUDITED)     OCTOBER 31, 2008
                                                   ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................    $     107,100       $  6,721,294
      Net realized gain (loss) from investments
         and foreign currency transactions .....      (40,102,279)        33,671,624
      Net change in unrealized appreciation
         (depreciation) on investments and
         translation of other assets and
         liabilities denominated in foreign
         currencies ............................       38,856,510        (72,335,267)
                                                    -------------       ------------
         Net increase (decrease) in net assets
            resulting from operations ..........       (1,138,669)       (31,942,349)
                                                    -------------       ------------
   Distributions to shareholders from net
      investment income and net realized foreign
      currency gains:
         Class A ...............................      (12,785,510)       (24,946,669)
         Advisor Class .........................       (3,048,251)        (7,360,551)
                                                    -------------       ------------
   Total distributions to shareholders .........      (15,833,761)       (32,307,220)
                                                    -------------       ------------
   Capital share transactions: (Note 2)
         Class A ...............................     (100,783,122)       207,656,432
         Advisor Class .........................       (5,481,977)        33,402,153
                                                    -------------       ------------
   Total capital share transactions ............     (106,265,099)       241,058,585
                                                    -------------       ------------
   Redemption fees .............................               --              4,548
                                                    -------------       ------------
            Net increase (decrease) in net
               assets ..........................     (123,237,529)       176,813,564
Net assets:
   Beginning of period .........................      590,011,338        413,197,774
                                                    -------------       ------------
   End of period ...............................    $ 466,773,809       $590,011,338
                                                    =============       ============
Undistributed net investment income included in
   net assets:
   End of period ...............................    $   8,450,034       $ 24,176,695
                                                    =============       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Templeton Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (Fund). The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the


                             18 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured


                             Semiannual Report | 19

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             20 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                 SIX MONTHS ENDED                 YEAR ENDED
                                                  APRIL 30, 2009               OCTOBER 31, 2008
                                           ---------------------------   ---------------------------
                                              SHARES         AMOUNT         SHARES         AMOUNT
                                           -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold .........................    11,675,200   $ 104,683,897    49,620,090   $ 485,804,936
   Shares issued in reinvestment of
      distributions ....................       669,338       6,064,199     1,803,679      17,049,806
   Shares redeemed .....................   (23,663,101)   (211,531,218)  (30,657,256)   (295,198,310)
                                           -----------   -------------   -----------   -------------
   Net increase (decrease) .............   (11,318,563)  $(100,783,122)   20,766,513   $ 207,656,432
                                           ===========   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold .........................     2,687,302   $  24,279,561    10,017,916   $  98,876,758
   Shares issued in reinvestment of
      distributions ....................       283,675       2,575,771       601,584       5,709,332
   Shares redeemed .....................    (3,594,522)    (32,337,309)   (7,399,133)    (71,183,937)
                                           -----------   -------------   -----------   -------------
   Net increase (decrease) .............      (623,545)  $  (5,481,977)    3,220,367   $  33,402,153
                                           ===========   =============   ===========   =============


                             Semiannual Report | 21

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted a reimbursement distribution plan for Class A pursuant to Rule 12b-1 under the 1940 Act, under which the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.45% per year of its average daily net assets. Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board. Costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $18,953
Contingent deferred sales charges retained ...................   $11,852

E. TRANSFER AGENT FEES

For the period ended April 30, 2009, the Fund paid transfer agent fees of $193,991, of which $123,183 was retained by Investor Services.


                             22 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2013...................................   $2,133,269
2014...................................      190,081
                                          ----------
                                          $2,323,350
                                          ==========

At April 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...................   $471,318,968
                                          ------------
Unrealized appreciation ...............   $  5,572,650
Unrealized depreciation ...............     (6,006,637)
                                          ------------
Net unrealized appreciation
   (depreciation) .....................   $   (433,987)
                                          ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of tax straddles, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Due to realized losses on foreign currency transactions, a portion of the distribution paid for the period ending April 30, 2009 may be determined to be a return of capital for federal income tax purposes as of the Fund's fiscal year end of October 31, 2009.

6. INVESTMENT TRANSACTIONS

There were no purchases or sales of investments (other than short term securities) for the period ended April 30, 2009.


                             Semiannual Report | 23

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At April 30, 2009, the Fund had the following forward exchange contracts outstanding:

                                                CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
                                                 AMOUNT         DATE      APPRECIATION   DEPRECIATION
                                              ------------   ----------   ------------   ------------
CONTRACTS TO BUY
       4,537,463   Swiss Franc ............   $  3,749,039      5/26/09    $  227,489    $         --
       4,568,615   Swiss Franc ............      4,415,827      6/05/09            --        (411,333)
       2,514,355   Poland Zloty ...........        827,635      6/10/09            --         (78,306)
     436,320,000   Kazakhstani Tenge ......      3,511,630      6/26/09            --        (644,309)
       6,900,000   Poland Zloty ...........      3,166,590      6/30/09            --      (1,112,754)
       2,750,000   Swiss Franc ............      2,684,446      6/30/09            --        (272,940)
       1,800,000   Poland Zloty ...........        861,038      7/20/09            --        (325,786)
 208,055,500,000   Indonesian Rupiah ......     21,500,000      7/29/09            --      (2,266,767)
     115,616,100   Malaysian Ringgit ......     35,800,000      7/29/09            --      (3,398,655)
  67,360,000,000   Indonesian Rupiah ......      6,926,478      9/04/09            --        (749,416)
       4,402,925   Poland Zloty ...........      1,852,966      9/04/09            --        (546,281)
     121,407,000   Chinese Yuan ...........     17,697,813      9/23/09       214,548              --
       2,200,000   Australian Dollar ......      1,439,900     11/17/09       139,596              --
       2,700,000   Poland Zloty ...........        872,657     11/24/09            --         (73,769)
       6,000,000   Malaysian Ringgit ......      1,635,992     12/14/09        44,524              --
      10,146,672   Swiss Franc ............      8,893,568      1/22/10        42,358              --
       7,000,000   Poland Zloty ...........      2,046,963      1/25/10        20,434              --
   3,297,000,000   South Korean Won .......      2,424,265      2/12/10       184,245              --
       5,000,000   Swiss Franc ............      4,324,885      3/04/10        83,574              --
       4,800,000   Poland Zloty ...........      1,371,429      3/17/10        44,675              --
  11,778,110,000   South Korean Won .......      8,770,000      4/01/10       565,505              --
     165,419,010   Mexican Peso ...........     11,070,000      4/05/10       317,744              --
CONTRACTS TO SELL
      57,800,000   Malaysian Ringgit ......     15,840,824      7/29/09            --        (357,592)
   Unrealized appreciation (depreciation) on offsetting forward exchange
      contracts                                                             2,103,677      (6,334,015)
                                                                           ----------    ------------
   Unrealized appreciation (depreciation) on forward exchange
      contracts .......................................................     3,988,369     (16,571,923)
                                                                           ----------    ------------
      Net unrealized appreciation (depreciation) on forward exchange
         contracts ....................................................                  $(12,583,554)
                                                                                         ============


                             24 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $411 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended April 30, 2009, the Fund did not utilize the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on November 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                             Semiannual Report | 25

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

11. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                      LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                    -----------   ------------   -------   ------------
ASSETS:
   Investments in Securities        $64,071,770   $406,813,211     $--     $470,884,981
   Other Financial Instruments(a)            --      3,988,369      --        3,988,369
LIABILITIES:
   Other Financial Instruments(a)            --     16,571,923      --       16,571,923

(a) Other financial instruments may include unrealized appreciation or depreciation on forward exchange contracts.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Trust believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Trust is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In May 2009, the Financial Accounting Standards Board (FASB) issued Statement No. 165, "subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.


                             26 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

ABBREVIATIONS

CURRENCY

AUD - Australian Dollar
CHF - Swiss Francs
JPY - Japanese Yen
NOK - Norwegian Krone
SEK - Swedish Krona

SELECTED PORTFOLIO

FHLB - Federal Home Loan Bank


                             Semiannual Report | 27

Franklin Templeton Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Hard Currency Fund
(Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's


                             28 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the


                             Semiannual Report | 29

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. In assessing such performance, consideration was given to the Fund's performance as set forth in the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2008, as well as for the previous 10 years ended December 31, 2008, in comparison to a performance universe consisting of all retail and institutional international income funds as selected by Lipper. The Lipper report showed the Fund's income return during 2008 was in the second-lowest quintile of its performance universe, and on an annualized basis was in the second-highest quintile of such universe for the previous three- and five-year periods and in the middle quintile for the previous 10-year period. The Fund's total return during 2008 placed it in the second-lowest quintile of such universe as shown in the Lipper report and its total return on an annualized basis during the previous three- and five-year periods was in the second-highest quintile of such universe, and during the previous 10-year period was in the second-lowest quintile of such universe. The investment objective of this Fund is to provide a hedge against the U.S. dollar and the Fund's prospectus restriction requires it keep the weighted maturity of its investments to less than 120 days, which differs from many of the international funds in its performance universe. In discussing 2008 performance, management noted such objective and restrictions and pointed out the strength of the U.S. dollar during such period. The Board believed the Fund's recent Lipper report on performance largely reflected its investment objective and restrictions and that no change in portfolio management or investment strategy was warranted.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been


                             30 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its peer group. The Lipper contractual investment management fee analysis considers administrative charges to be part of management fees, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was at the median for its Lipper expense group, and its actual total expense rate was in the second least expensive quintile of such group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party


                             Semiannual Report | 31

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the Fund's investment management agreement provides for a management fee of 0.65% at all asset levels. In considering the need for breakpoints, management expressed the view that such fee schedule is low for this type of fund and anticipates economies of scale that may exist as the Fund grows to a larger size. In support of this position, management pointed out the Fund's favorable fee and expense comparison within its Lipper expense group. At December 31, 2008, the Fund had net assets of approximately $607 million, and the Board accepted management's position but intends to monitor future growth in Fund assets and the appropriateness of adding investment management fee breakpoints.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                             32 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 33

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)   One Franklin Parkway
                                            San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TEMPLETON
HARD CURRENCY FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

412 S2009 06/09


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /S/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/Laura F. Fergerson
   -------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009


By /S/Gaston Gardey
   ---------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2009